October 30, 2026

BNY MELLON ADVANTAGE FUNDS, INC.
BNY Mellon Dynamic Value Fund

Supplement to Current Summary Prospectus, Prospectus and Statement of Additional Information

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective December 31, 2026 (the "Effective Date"), the following information will supersede and replace the information in the first paragraph in the sections "Principal Investment Strategy" in the summary prospectus "Fund Summary – Principal Investment Strategy" in the prospectus:

To pursue its goal, the fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stock of companies that the fund considers to be value companies. The fund considers value companies to be a company included in at least one of the Russell 3000 Value Index, the S&P Composite 1500 Value Index, or the MSCI ACWI Value Index, or a company that has a price-to-book ratio that is lower than that of the S&P 500 Index.

The fund may invest up to 30% of its net assets in foreign securities. Newton Investment Management North America, LLC, the fund's sub-adviser, identifies potential investments through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

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As of the Effective Date, the following information will supersede and replace the information in the first paragraph in the section "Fund Details – Goal and Apprach" in the prospectus:

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stock of companies that the fund considers to be value companies. The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders. The fund considers value companies to be a company included in at least one of the Russell 3000 Value Index, the S&P Composite 1500 Value Index, or the MSCI ACWI Value Index, or a company that has a price-to-book ratio that is lower than that of the S&P 500 Index.

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As of the Effective Date, the following information will supersede and replace the corresponding information in the chart in the section "Investment Restrictions – Names" in the statement of additional information:

Fund	80% Test	Fundamental Policy?
BNY Mellon Dynamic Value Fund	Common stock of companies that the fund considers to be value companies	No

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